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FOR IMMEDIATE RELEASE

HENRY SCHEIN REPORTS RECORD THIRD QUARTER 2020 FINANCIAL RESULTS FROM CONTINUING
OPERATIONS

●

Internal sales growth in local currencies of 13.0% driven by personal protective equipment and COVID-19-
related products
●

GAAP diluted EPS from continuing operations of $0.99 versus prior-year GAAP diluted EPS from continuing
operations of $0.91
●

Non-GAAP diluted EPS from continuing operations of $1.03 versus prior-year non-GAAP diluted EPS from
continuing operations of $0.90
●

Strong balance sheet bolstered by quarterly cash flow from operations of $261.3 million

MELVILLE, N.Y.,

November 2, 2020 –
Henry Schein, Inc. (Nasdaq: HSIC), the world’s largest provider of health care solutions to office-based dental and medical practitioners, today reported record third quarter

2020 financial results from
continuing operations. Results from continuing operations exclude contributions from Henry Schein’s former Animal Health
business, which was spun off in February 2019 to form a new publicly traded company, Covetrus (Nasdaq: CVET).
Net sales for the quarter ended September 26, 2020, were $2.8 billion,

an increase of 13.2%

compared with the third
quarter of 2019. The 13.2% increase included 13.0%

internal growth in local currencies, 0.1% growth from acquisitions

and
0.1% growth related to foreign currency exchange.

(See Exhibit A for details of sales growth and a reconciliation of this non-
GAAP measure to GAAP sales).
GAAP net income attributable to Henry Schein, Inc. from

continuing operations for the third quarter of 2020 was
$141.7 million, or $0.99 per diluted share, compared with prior-year GAAP net income from continuing operations of $134.9
million, or $0.91 per diluted share. Non-GAAP net income from continuing operations for the third quarter of 2020 was
$147.0 million, or $1.03 per diluted share, compared with prior-year non-GAAP net income from continuing operations of
$134.3 million, or $0.90 per diluted share. Non-GAAP results for the third quarter of 2020 and 2019 exclude certain items
noted in Exhibit B, which provides a reconciliation of GAAP

net income from continuing operations and diluted EPS from
continuing operations to non-GAAP net income and diluted EPS from continuing operations. Both GAAP and non-GAAP
net income for the third quarter 2020 were favorably impacted by a U.S. federal income tax settlement reached during the
quarter, which lowered income tax expense by approximately $15.6 million, or $0.11 per diluted share.
NEWS

RELEASE

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"2020 has been an extraordinarily challenging and unpredictable year for our team,

customers and suppliers.

I
commend the work and sacrifice of Team Schein to support business continuity for our customers.

The pandemic caused
disruption to the supply chain and as suppliers reacted to increased demand for personal protective equipment (PPE) and
shortages of raw materials our markets experienced significant price volatility.

As a result of the hard work and dedication of
the team throughout the COVID-19 crisis, we were ready

to assist our dental and medical customers, many of whom were subject to work restrictions and faced severe challenges, as they returned to their offices to provide safe, quality clinical
care,” said Stanley M. Bergman, Chairman of the Board and Chief Executive Officer of Henry

Schein.

“The strong rebound
in sales that began late in the second quarter continued into the third quarter, with growth over the prior year driven by sales
of PPE and COVID-19-related products.

This growth, coupled with the various actions we took earlier in the year to reduce
operating expenses, resulted in diluted EPS that grew 8.8% on a GAAP basis and 14.4% on a non-GAAP basis.

Operating
margin was primarily negatively impacted by significant inventory cost adjustments associated with PPE and COVID-19
related products, offset by lower expenses.

Most of the temporary expense-reduction initiatives have now ended, and although we expect PPE and COVID-19-related product sales to positively impact dental and medical consumable
merchandise sales into the future, we expect overall sales growth to moderate from the third quarter.
“We remain committed to the well-being of Team Schein and our disciplined strategy that is focused on the success of our customers,

helping practitioners to efficiently manage their practices while providing quality care, as the driver of
long-term profitable growth of the company.

Given the challenging macro environment that started with the onset of the pandemic, earlier this year we paused our long-standing program of strategic acquisitions.

Yet

as global business conditions
have improved, we will resume these activities.

We now have significant opportunities to allocate capital in support of our strategic plan, with the goal of maintaining a strong balance sheet and increasing operating cash flow over time,” said Mr.
Bergman.

Dental sales for the third quarter of 2020 of $1.6 billion increased 6.7%

versus the prior year. In local currencies,
internally generated sales increased 6.5% with 0.1% growth from acquisitions and 0.1% growth related to foreign currency
exchange. The 6.5%

internal growth in local currencies included an increase of 6.3% in

North America and an

increase of
6.9% internationally.

In North America, dental consumable merchandise internal sales in local currencies increased 8.1% and dental
equipment internal sales in local currencies increased 0.2%. Internationally, dental consumable merchandise internal sales in
local currencies increased 11.1%

and dental equipment internal sales in local currencies declined 6.9%.

“Customer demand for PPE and COVID-19-related products increased as patients began to return to dental practices
globally, resulting in strong consumable merchandise sales growth. While recent growth in COVID-19 cases and infection rates are creating renewed uncertainty in certain geographies, the current global dental end markets

continue to improve
overall and are generally stable,” noted Mr. Bergman.

Medical sales for the third quarter of 2020 of $1.0 billion increased 27.8%

compared to the same period last year,
consisting of 27.7% growth in local currencies and 0.1% growth related to foreign currency exchange.

There was no
acquisition growth in the quarter.

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“Medical sales reached $1.0 billion for the first time this quarter, with growth driven by strong demand for PPE and
COVID-19-related products,” remarked Mr. Bergman. “Whereas during the first months of the pandemic COVID-19 test
solutions were being allocated primarily to the federal government for distribution, we are now securing improved access to
these products.

As we move into 2021,

we expect testing solution availability for practitioners to continue to improve as more
tests are approved and as further allocation to the private sector markets occurs in line with manufacturing capacity
increases.”
Technology and Value

-Added Services sales from continuing operations of $138.4

million increased 0.7%

versus the
prior year. The 0.7% increase included a 1.3%

decline in internal growth in local currencies, offset by 1.6% growth from acquisitions

and 0.4% growth related to foreign currency

exchange.

“The slight decline in Technology and Value

-Added Services internal sales in local currencies was impacted by lower than historical patient flow, which resulted in lower Henry Schein One transactional revenue. In addition, our financial services revenue was negatively impacted by lower equipment sales volume,”

said Mr. Bergman.

Year

-to-Date Financial Results

Net sales from continuing operations for the first nine months of 2020 were $7.0 billion, a decrease of 5.0%
compared with the first nine months of 2019. In local currencies, internally generated sales decreased 5.1%. Changes in
foreign currency exchange resulted in a 0.6% decline in sales, while acquisitions contributed 0.7% growth.

GAAP net income attributable to Henry Schein, Inc. from

continuing operations for the first nine months of 2020
was $260.9 million, or $1.82 per diluted share, compared with GAAP net income from continuing operations for the first
nine months of 2019 of $370.1 million, or $2.47 per diluted share. Non-GAAP net income from continuing operations for the
first nine months of 2020 was $281.7 million, or $1.97 per diluted share,

compared with non-GAAP net income from
continuing operations for the first nine months of 2019 of $380.6 million,

or $2.54 per diluted share. Non-GAAP results for
the first nine months of 2020 and 2019

exclude certain items noted in Exhibit B, which provides a reconciliation of GAAP
net income from continuing operations and diluted EPS from

continuing operations to non-GAAP net income and diluted
EPS from continuing operations.

Financial Guidance

Due to the continued uncertainty surrounding the COVID-19

pandemic and its impact on business operations, Henry
Schein is not providing financial guidance at this time.

Third Quarter 2020 Conference Call Webcast

The Company will hold a conference call to discuss third quarter 2020 financial results today, beginning at 10:00
a.m. Eastern time. Individual investors are invited to listen to the conference call through Henry Schein’s website by visiting
www.henryschein.com/IRwebcasts
. In addition, a replay will be available beginning shortly

after the call has ended.

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About Henry Schein, Inc.

Henry Schein, Inc. (Nasdaq: HSIC) is a solutions company for health care professionals powered by a network of
people and technology. With more than 19,000   Team Schein Members   worldwide, the Company's network of trusted
advisors provides more than 1 million customers globally with more than 300 valued solutions that improve operational
success and clinical outcomes. Our Business, Clinical, Technology, and Supply Chain solutions help office-based dental
and medical   practitioners work more efficiently so they can provide quality care more effectively. These solutions also
support dental laboratories ,   government and institutional health care clinics , as well as other alternate care sites.

Henry Schein operates through a centralized and automated

distribution network, with a selection of more than
120,000 branded products and Henry Schein private-brand products in stock, as well as more than 180,000 additional
products available as special-order items.

A FORTUNE 500 Company and a member of the S&P 500® index, Henry Schein is headquartered in Melville,
N.Y.,

and has operations or affiliates in 31 countries. The Company's sales from continuing operations reached $10.0
billion in 2019, and have grown at a compound annual rate of approximately

13 percent since Henry Schein became a public
company in 1995.

For more information, visit Henry Schein at   www.henryschein.com ,   Facebook.com/HenrySchein ,
and   @HenrySchein on Twitter .

Cautionary Note Regarding Forward-Looking Statements and Use

of Non-GAAP Financial Information
In accordance with the "Safe Harbor" provisions of the Private Securities Litigation

Reform Act of 1995, we provide
the following cautionary remarks regarding important factors that, among others, could cause future results to differ
materially from the forward-looking statements, expectations and assumptions expressed or implied herein.

All forward-
looking statements made by us are subject to risks and uncertainties and are not guarantees of future performance.

These
forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause our actual
results, performance and achievements or industry results to be materially different from any future results, performance or
achievements expressed or implied by such forward-looking

statements.

These statements include EPS guidance and are
generally identified by the use of such terms as "may," "could," "expect," "intend," "believe," "plan," "estimate," "forecast,"
"project," "anticipate,"

“to be,” “to make” or other comparable terms. Forward looking statements include the overall impact
of the Novel Coronavirus Disease 2019 (COVID-19)

on the Company, its results of operations, liquidity, and financial condition (including any estimates of the percentage impact on these items),

the rate and consistency with which dental and
other practices resume normal operations in the United States and internationally,

expectations regarding PPE and other
COVID-19 related product sales and inventory levels and whether one or more resurgences

of the virus will adversely impact
the resumption of normal operations,

as well as more generally current expectations regarding

performance in current and
future periods.

Forward looking

statements also include the Company’s ability to make additional testing available, the nature of those tests and the number of tests intended to be made available and the timing for availability, the nature of the target
market, as well as the efficacy or relative efficacy of the test results given that the test efficacy has not been,

or will not have
been, independently verified under normal FDA procedures. A full discussion of our operations and financial condition,
status of litigation matters, including factors that may affect our business and future prospects, is contained in documents we
have filed with the United States Securities and Exchange Commission, or

SEC, and will be contained in all subsequent
periodic filings we make with the SEC. These documents identify in detail important risk factors that could cause our actual performance to differ materially from current expectations.
Risk factors and uncertainties that could cause actual results to differ materially from current and historical results
include, but are not limited to: effects of a highly competitive and consolidating market; increased competition by third party
online commerce sites; our dependence on third parties for the manufacture and supply of our products; our dependence upon

more
sales personnel, customers, suppliers and manufacturers; our dependence on our senior management; fluctuations in quarterly
earnings; risks from expansion of customer purchasing power and multi-tiered costing structures; increases in shipping costs
for our products or other service issues with our third-party shippers;

general global macro-economic conditions; risks
associated with currency fluctuations; risks associated with political and economic uncertainty; disruptions in financial
markets; volatility of the market price of our common stock; changes in the health care industry; implementation of health
care laws; failure to comply with regulatory requirements and data privacy laws; risks associated with our global operations;
risks associated with COVID-19, as well as other disease outbreaks,

epidemics, pandemics, or similar wide spread public
health concerns and other natural disasters;

risks associated with the United Kingdom’s withdrawal from the European
Union; transitional challenges associated with acquisitions, dispositions and joint ventures, including the failure to achieve
anticipated synergies/benefits; financial and tax risks associated with acquisitions,

dispositions and joint ventures; litigation
risks; new or unanticipated litigation developments and the status of litigation matters; the dependence on our continued
product development, technical support and successful marketing in the technology segment; our dependence on third parties
for certain technologically advanced components; risks from

disruption to our information systems; cyberattacks or other privacy or data security breaches; certain provisions in our governing documents that may discourage third-party acquisitions
of us; and changes in tax legislation. The order in which these factors appear should not be construed to indicate their relative
importance or priority.

We caution that these factors may not be exhaustive and that many of these factors are beyond our ability to control or predict. Accordingly, any forward-looking statements contained herein should not be relied upon as a prediction of actual
results. We undertake no duty and have no obligation to update forward-looking statements.
Included within the press release are non-GAAP financial measures that supplement the Company’s Consolidated
Statements of Income prepared under generally accepted accounting principles (GAAP).

These non-GAAP financial
measures adjust the Company’s actual results prepared under GAAP to exclude certain items.

In the schedules attached to
this press release, the non-GAAP measures have been reconciled to and should be considered together with the Consolidated
Statements of Income.

Management believes that non-GAAP financial measures provide investors with useful supplemental
information about the financial performance of our business, enable comparison of financial results between periods where
certain items may vary independent of business performance and allow for greater transparency with respect to key metrics
used by management in operating our business. These non-GAAP financial measures are presented solely for informational
and comparative purposes and should not be regarded as a replacement for corresponding,

similarly captioned, GAAP
measures.

CONTACTS: Investors
Steven Paladino
Executive Vice President and Chief Financial Officer
steven.paladino@henryschein.com
(631) 843-5500

Carolynne Borders
Vice President, Investor Relations

carolynne.borders@henryschein.com
(631) 390-8105

Media
Ann Marie Gothard
Vice President, Corporate Media Relations
annmarie.gothard@henryschein.com
(631) 390-8169

(TABLES TO FOLLOW)

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS

OF INCOME
(in thousands, except per share data)
(unaudited)

Three Months Ended Nine Months Ended
September 26, September 28, September 26, September 28,
2020 2019 2020 2019
Net sales $
2,840,146
$ 2,508,767 $
6,953,416
$ 7,316,862
Cost of sales
2,085,847
1,747,600
4,998,784
5,036,574
Gross profit
754,299
761,167
1,954,632
2,280,288
Operating expenses:
Selling, general and administrative
559,636
574,771
1,572,816
1,742,597
Restructuring costs (credits)
6,992
(802)
27,713
15,764
Operating income
187,671
187,198
354,103
521,927
Other income (expense):
Interest income
2,294
3,943
7,481
12,368
Interest expense
(11,111)
(12,373)
(29,409)
(41,459)
Other, net
(1,699)
(177)
(2,210)
(2,012)
Income from continuing operations before taxes,
equity in earnings of affiliates and noncontrolling interests
177,155
178,591
329,965
490,824
Income taxes
(29,005)
(41,964)
(65,965)
(117,326)
Equity in earnings of affiliates
3,663
6,585
7,808
14,771
Net income from continuing operations
151,813
143,212
271,808
388,269
Income (loss) from discontinued operations, net of tax
(29)
5,641
274
(5,576)
Net income
151,784
148,853
272,082
382,693
Less: Net income attributable to noncontrolling interests
(10,087)
(8,296)
(10,921)
(18,187)
Plus: Net loss attributable to noncontrolling interests
from discontinued operations
-
-
-
366
Net income attributable to Henry Schein, Inc. $
141,697
$ 140,557 $
261,161
$ 364,872
Amounts attributable to Henry Schein Inc.:
Continuing operations $
141,726
$ 134,916 $
260,887
$ 370,082
Discontinued operations
(29)
5,641
274
(5,210)
Net income attributable to Henry Schein, Inc. $
141,697
$ 140,557 $
261,161
$ 364,872
Earnings per share from continuing operations attributable
to Henry Schein, Inc.:
Basic $
1.00
$ 0.92 $
1.83
$ 2.49
Diluted $
0.99
$ 0.91 $
1.82
$ 2.47
Earnings (loss) per share from discontinued operations
attributable to Henry Schein, Inc.:
Basic $
-
$ 0.04 $
-
$ (0.04)
Diluted $
-
$ 0.04 $
-
$ (0.04)
Earnings per share attributable to Henry Schein, Inc.:
Basic $
1.00
$ 0.96 $
1.83
$ 2.46
Diluted $
0.99
$ 0.95 $
1.82
$ 2.43
Weighted-average common

shares outstanding:
Basic
142,362
147,136
142,553
148,603
Diluted
143,091
148,575
143,308
149,920

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HENRY SCHEIN, INC.
CONSOLIDATED BALANCE

SHEETS
(in thousands, except share and per share data)

September 26, December 28,
2020 2019
(unaudited)
ASSETS
Current assets:
Cash and cash equivalents
$ 533,495
$ 106,097
Accounts receivable, net of reserves of $86,371 and $60,002
1,407,676
1,246,246
Inventories, net
1,463,434
1,428,799
Prepaid expenses and other
464,645
445,360
Total current assets
3,869,250
3,226,502
Property and equipment, net
334,954
329,645
Operating lease right-of-use assets, net
249,895
231,662
Goodwill
2,488,962
2,462,495
Other intangibles, net
510,395
572,878
Investments and other
356,439
327,919
Total assets
$ 7,809,895
$ 7,151,101
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable
$ 1,006,958
$ 880,266
Bank credit lines
507,372
23,975
Current maturities of long-term debt
110,015
109,849
Operating lease liabilities
62,914
65,349
Accrued expenses:
Payroll and related
250,365
265,206
Taxes
138,196
165,171
Other
527,987
528,553
Total current liabilities
2,603,807
2,038,369
Long-term debt
515,357
622,908
Deferred income taxes
32,408
64,989
Operating lease liabilities
200,611
176,267
Other liabilities
370,745
331,173
Total liabilities
3,722,928
3,233,706
Redeemable noncontrolling interests
294,700
287,258
Commitments and contingencies
Stockholders' equity:
Preferred stock, $.01 par value, 1,000,000 shares authorized, none outstanding
-
-
Common stock, $.01 par value, 480,000,000 shares authorized,
142,456,318 outstanding on September 26, 2020 and
143,353,459 outstanding on December 28, 2019
1,425
1,434
Additional paid-in capital
11,044
47,768
Retained earnings
3,314,136
3,116,215
Accumulated other comprehensive loss
(171,332)
(167,373)
Total Henry Schein, Inc. stockholders' equity
3,155,273
2,998,044
Noncontrolling interests
636,994
632,093
Total stockholders' equity
3,792,267
3,630,137
Total liabilities, redeemable noncontrolling

interests and stockholders' equity
$ 7,809,895
$ 7,151,101

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HENRY SCHEIN, INC.
CONSOLIDATED STATEMENTS

OF CASH FLOWS

(in thousands, unaudited)

Three Months Ended Nine Months Ended
September 26, September 28, September 26, September 28,
2020 2019 2020 2019
Cash flows from operating activities:
Net income
$ 151,784
$ 148,853
$ 272,082
$ 382,693
Income (loss) from discontinued operations
(29)
5,641
274
(5,576)
Income from continuing operations
151,813
143,212
271,808
388,269
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization
44,569
46,855
140,664
136,210
Stock-based compensation (credit) expense
5,710
13,338
(6,648)
33,110
Provision for losses on trade and other accounts receivable
5,832
3,600
34,590
7,576
Benefit from deferred income taxes
(15,322)
(5,752)
(48,193)
(3,468)
Equity in earnings of affiliates
(3,663)
(6,585)
(7,808)
(14,771)
Distributions from equity affiliates
5,833
6,556
10,053
67,913
Changes in unrecognized tax benefits
(19,745)
(900)
(18,365)
3,535
Other
4,567
(1,077)
4,794
(2,122)
Changes in operating assets and liabilities, net of acquisitions:
Accounts receivable
(299,530)
(97,932)
(199,858)
(115,384)
Inventories
(39,530)
(11,710)
(25,830)
75,093
Other current assets
136,870
(8,250)
(51,746)
(70,348)
Accounts payable and accrued expenses
283,853
145,039
144,953
19,567
Net cash provided by operating activities from continuing operations
261,257
226,394
248,414
525,180
Net cash provided by (used in) operating activities from discontinued operations
75
5,641
648
(163,653)
Net cash provided by operating activities
261,332
232,035
249,062
361,527
Cash flows from investing activities:
Purchases of fixed assets
(7,211)
(18,248)
(37,799)
(48,956)
Payments related to equity investments and business acquisitions, net of cash acquired
(14,483)
(34,652)
(52,208)
(657,093)
Proceeds from sale of equity investment
-
-
12,000
10,500
Proceeds from (repayments to) loan to affiliate
278
580
(1,451)
16,448
Other
(2,899)
(3,486)
(14,498)
(12,248)
Net cash used in investing activities from continuing operations
(24,315)
(55,806)
(93,956)
(691,349)
Net cash used in investing activities from discontinued operations
-
-
-
(2,064)
Net cash used in investing activities
(24,315)
(55,806)
(93,956)
(693,413)
Cash flows from financing activities:
Net change in bank borrowings
4,437
(134,834)
484,139
(843,846)
Proceeds from issuance of long-term debt
-
-
501,421
741
Principal payments for long-term debt
(877)
(1,214)
(610,457)
(10,252)
Debt issuance costs
(28)
-
(3,683)
(391)
Debt extinguishment costs
(401)
-
(401)
-
Proceeds from issuance of stock upon exercise of stock options
-
-
-
34
Payments for repurchases of common stock
-
(98,218)
(73,789)
(325,000)
Payments for taxes related to shares withheld for employee taxes
(294)
(224)
(14,007)
(10,751)
Distribution received related to Animal Health Spin-off
-
-
-
1,120,000
Proceeds related to Animal Health Share Sale
-
-
-
361,090
Proceeds from (distributions to) noncontrolling shareholders
(529)
4,031
(3,995)
53,429
Acquisitions of noncontrolling interests in subsidiaries
-
(88)
(14,934)
(2,358)
Proceeds from (payments to) Henry Schein Animal Health Business
75
46,400
139
(166,557)
Net cash provided by (used in) financing activities from continuing operations
2,383
(184,147)
264,433
176,139
Net cash provided by (used in) financing activities from discontinued operations
(75)
(5,641)
(648)
144,633
Net cash provided by (used in) financing activities
2,308
(189,788)
263,785
320,772
Effect of exchange rate changes on cash and cash equivalents from continuing operations
(1,940)
3,891
8,507
8,401
Effect of exchange rate changes on cash and cash equivalents from discontinued operations
-
-
-
(2,240)
Net change in cash and cash equivalents from continuing operations
237,385
(9,668)
427,398
18,371
Net change in cash and cash equivalents from discontinued operations
-
-
-
(23,324)
Cash and cash equivalents, beginning of period
296,110
84,924
106,097
56,885
Cash and cash equivalents, end of period
$ 533,495
$ 75,256
$ 533,495
$ 75,256

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Exhibit A - QTD Sales
Henry Schein, Inc.
2020 Third Quarter
Sales Summary
(in thousands)
(unaudited)
Q3 2020 over Q3 2019
Global
Q3 2020 Q3 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 1,649,853 $ 1,545,981 6.7% 0.1% 6.6% 0.1% 6.5%

Medical
1,027,146 803,709 27.8% 0.1% 27.7% 0.0% 27.7%
Total Health Care Distribution 2,676,999 2,349,690 13.9% 0.1% 13.8% 0.0% 13.8%
Technology and value-added services 138,355 137,334 0.7% 0.4% 0.3% 1.6% -1.3%
Total excluding Corporate TSA Revenue

2,815,354 2,487,024 13.2% 0.1% 13.1% 0.2% 12.9%
Corporate TSA revenues (1) 24,792 21,743 14.0% 0.0% 14.0% 0.0% 14.0%
Total Global $ 2,840,146
$ 2,508,767 13.2% 0.1% 13.1% 0.1% 13.0%
North America
Q3 2020 Q3 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 1,008,836 $ 951,792 6.0% -0.1% 6.1% -0.2% 6.3%

Medical
1,002,741 784,349 27.8% 0.0% 27.8% 0.0% 27.8%
Total Health Care Distribution 2,011,577 1,736,141 15.9% 0.0% 15.9% -0.2% 16.1%
Technology and value-added services 120,949 120,199 0.6% 0.0% 0.6% 0.8% -0.2%
Total excluding Corporate TSA Revenue 2,132,526 1,856,340 14.9% 0.0% 14.9% -0.1% 15.0%
Corporate TSA revenues (1) - 1,077 n/a n/a n/a n/a n/a
Total North America $ 2,132,526
$ 1,857,417 14.8% -0.1% 14.9% 0.0% 14.9%
International
Q3 2020 Q3 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 641,017 $ 594,189 7.9% 0.5% 7.4% 0.5% 6.9%

Medical
24,405 19,360 26.1% 5.4% 20.7% 0.0% 20.7%
Total Health Care Distribution 665,422 613,549 8.5% 0.6% 7.9% 0.5% 7.4%
Technology and value-added services 17,406 17,135 1.6% 3.9% -2.3% 7.2% -9.5%
Total excluding Corporate TSA Revenue 682,828 630,684 8.3% 0.7% 7.6% 0.7% 6.9%
Corporate TSA revenues (1) 24,792 20,666 20.0% 0.0% 20.0% 0.0% 20.0%
Total International $ 707,620
$ 651,350 8.6% 0.6% 8.0% 0.7% 7.3%
(1)

Corporate TSA revenues represents sales of certain products

to Covetrus under the transition services agreement entered into in connection with the Animal
Health spin-off, which has been substantially completed as of October 2020.
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

more
Exhibit A - YTD Sales
Henry Schein, Inc.
2020 Third Quarter Year

-to-Date
Sales Summary
(in thousands)
(unaudited)
Q3 2020 Year

-to Date over Q3 2019 Year

-to-Date
Global
Q3 2020 Q3 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 4,066,221 $ 4,693,711 -13.4% -1.0% -12.4% 0.3% -12.7%

Medical
2,445,644 2,184,927 11.9% 0.0% 11.9% 1.1% 10.8%
Total Health Care Distribution 6,511,865 6,878,638 -5.3% -0.6% -4.7% 0.6% -5.3%
Technology and value-added services 375,547 377,983 -0.6% 0.0% -0.6% 3.6% -4.2%
Total excluding Corporate TSA Revenue 6,887,412 7,256,621 -5.1% -0.6% -4.5% 0.7% -5.2%
Corporate TSA revenues (1) 66,004 60,241 9.6% 0.0% 9.6% 0.0% 9.6%
Total Global $ 6,953,416 $ 7,316,862
-5.0% -0.6% -4.4% 0.7% -5.1%
North America
Q3 2020 Q3 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 2,413,154 $ 2,850,669 -15.3% 0.0% -15.3% -0.1% -15.2%

Medical
2,377,357 2,125,002 11.9% 0.0% 11.9% 1.2% 10.7%
Total Health Care Distribution 4,790,511 4,975,671 -3.7% 0.0% -3.7% 0.4% -4.1%
Technology and value-added services 327,374 327,709 -0.1% 0.0% -0.1% 3.1% -3.2%
Total excluding Corporate TSA Revenue 5,117,885 5,303,380 -3.5% 0.0% -3.5% 0.6% -4.1%
Corporate TSA revenues (1) - 4,098 n/a n/a n/a n/a n/a
Total North America $ 5,117,885 $ 5,307,478
-3.6% -0.1% -3.5% 0.7% -4.2%
International
Q3 2020 Q3 2019
Total Sales
Growth
Foreign
Exchange
Growth
Local
Currency
Growth
Acquisition
Growth
Local
Internal
Growth

Dental
$ 1,653,067 $ 1,843,042 -10.3% -2.2% -8.1% 0.8% -8.9%

Medical
68,287 59,925 14.0% -0.1% 14.1% 0.0% 14.1%
Total Health Care Distribution 1,721,354 1,902,967 -9.5% -2.1% -7.4% 0.8% -8.2%
Technology and value-added services 48,173 50,274 -4.2% -0.5% -3.7% 7.1% -10.8%
Total excluding Corporate TSA Revenue 1,769,527 1,953,241 -9.4% -2.1% -7.3% 1.0% -8.3%
Corporate TSA revenues (1) 66,004 56,143 17.6% 0.0% 17.6% 0.0% 17.6%
Total International $ 1,835,531 $ 2,009,384
-8.7% -2.1% -6.6% 0.9% -7.5%
(1)

Corporate TSA revenues represents sales of certain products

to Covetrus under the transition services agreement entered into in connection with the Animal
Health spin-off, which has been substantially completed as of October 2020.
Note: Certain prior period amounts have been reclassified to conform to the current period presentation.

###
Exhibit B
Henry Schein, Inc.
2020 Third Quarter and Year-to-Date
Reconciliation of reported GAAP net income from continuing operations and diluted EPS from continuing operations attributable to Henry Schein, Inc.
to non-GAAP net income from continuing operations and

diluted EPS from continuing operations attributable to Henry Schein, Inc.
(in thousands, except per share data)
(unaudited)
Third Quarter
Year

-to-Date
% %
2020 2019 Growth 2020 2019 Growth
Net income from continuing operations attributable
to Henry Schein, Inc. $ 141,726 $ 134,916 5.0% $ 260,887 $ 370,082 (29.5) %
Diluted EPS from continuing operations attributable
to Henry Schein, Inc. $ 0.99 $ 0.91 8.8% $ 1.82 $ 2.47 (26.3) %
Non-GAAP Adjustments
Restructuring costs (credits) - Pre-tax (1) $ 6,992 $ (802) $ 27,713 $ 15,764
Income tax expense (benefit) for restructuring costs (1) (1,748) 201 (6,928) (3,941)
Tax credit related

to Animal Health spin-off (2)
- - - (1,333)
Total

non-GAAP adjustments to Net Income from
continuing operations

$ 5,244 $ (601) $ 20,785 $ 10,490
Non-GAAP adjustments to diluted EPS from
continuing operations

0.04 (0.01) 0.15 0.07
Non-GAAP Net income from continuing operations
attributable to Henry Schein, Inc. $ 146,970 $ 134,315 9.4% $ 281,672 $ 380,572 (26.0) %
Non-GAAP diluted EPS from continuing operations
attributable to Henry Schein, Inc. $ 1.03 $ 0.90 14.4% $ 1.97 $ 2.54 (22.4) %

Management believes that non-GAAP financial measures

provide investors with useful supplemental

information about the financial
performance of our business, enable comparison of financial results between periods where certain

items may vary independent of
business performance and allow for greater

transparency with respect

to key metrics used by management in operating

our business.
These non-GAAP financial measures are

presented solely for informational and

comparative purposes and should not be regarded

as a
replacement for corresponding,

similarly captioned, GAAP measures.

Earnings per share numbers may

not sum due to rounding.

(1)

Represents Q3 2020 restructuring costs of $6,992,

net of $1,748 tax benefit, resulting in an after-tax effect

of $5,244, and YTD 2020
restructuring costs of 27,713, net of $6,928 tax benefit, resulting in an after-tax effect of $20,785.

Represents Q3 2019 restructuring
credits of $802,

net of $201 tax expense, resulting in an after-tax effect of $601,

and YTD 2019 restructuring costs of $15,764 net of
$3,941 tax benefit, resulting in an after-tax effect of $11,823.
(2)

Represents a change in estimate of $1,333 to income tax expense related to a one-time tax expense recorded in Q4 2018 as a result of a reorganization of legal entities completed in preparation

for the Animal Health spin-off, which was completed

on February 7, 2019.